Exhibit (b)(v)

SIFY LIMITED
Tidel Park, 2nd Floor
No. 4, Canal Bank Road
Taramani, Chennai 600 113
India

As of March 11, 2005

Citibank, N.A. - ADR Department

388 Greenwich Street, 14th Floor

New York, New York 10013

Re: Restricted Sify Limited ADSs

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of October 18, 1999, as amended by Amendment No. 1 to Deposit Agreement, dated as of January 6, 2000, as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 24, 2002 (the Deposit Agreement as so amended by Amendment No. 1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the “Deposit Agreement”), by and among Sify Limited (formerly known as “Satyam Infoway Limited”), a limited liability company organized under the laws of the Republic of India (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) evidenced by American Depositary Receipts (“ADRs”) issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

In connection with the proposed resale by certain selling stockholders identified in Exhibit A hereto (the “Selling Stockholders”) of up to an aggregate of 4,538,200 ADSs (the “Sale ADSs”) in transactions registered under the Securities Act (each such transaction, a “Sale”), the Company wishes to enable the Selling Stockholders to deposit, in anticipation of a Sale, up to an aggregate of 4,538,200 equity shares of the Company (the “Restricted Shares”) to facilitate the issuance of up to an aggregate of 4,538,200 Restricted ADSs (the "Restricted ADSs") to be issued under the terms of Section 2.12 of the Deposit Agreement, as supplemented by the terms of this letter agreement.

The Company and the Depositary have filed with the Commission a Registration Statement on Form F-6 on October 6, 1999 (Registration No.: 333-10982) which Registration Statement covers the issuance of ADSs, including the issuance of Restricted ADSs to the Selling Stockholders. It is contemplated that the Restricted ADSs may be resold pursuant to the Registration Statement on Form F-3 (Registration No.: 333-121047) filed with the Commission on December 7, 2004, as may be amended from time to time (the “F-3 Registration Statement”), or pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended. The purpose and intent of this letter agreement is to supplement the Deposit Agreement for the sole purpose of accommodating the issuance of the Restricted ADSs, the issuance and delivery of Restricted ADR(s), the transfer of the Restricted ADR(s) and the Restricted ADSs evidenced thereby, the withdrawal of Restricted Shares and the exchange of the Restricted ADSs into Sale ADSs in connection with the Sale.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, as follows:

1.       Depositary Procedures. The Company instructs the Depositary, and the Depositary agrees upon the terms, and subject to the conditions, set forth in this letter agreement, to (i) establish certification procedures to enable (x) the deposit of up to an aggregate of 4,538,200 Restricted Shares by one or more Selling Stockholders in anticipation of the Sale of the Sale ADSs in order to further enable the issuance of Restricted ADSs under the terms of Section 2.12 of the Deposit Agreement, as supplemented by the terms of this letter agreement, to the Selling Stockholders (y) the transfer of the Restricted ADR(s) and the Restricted ADSs evidenced thereby and the withdrawal of the Restricted Shares represented by Restricted ADSs, and (z) the exchange of the Restricted ADSs for Sale ADSs upon the terms described below, in each case upon the terms, and subject to the conditions, set forth in the Deposit Agreement, as supplemented by the terms of this letter agreement, and (ii) issue Restricted ADR(s) evidencing such Restricted ADSs in the name of the Selling Stockholders (or their representative(s)) in denominations designated by the Selling Stockholders (not, in the aggregate, exceeding the corresponding number of Restricted Shares on deposit with the Custodian) and to deliver the Restricted ADR(s) so issued to the Selling Stockholders (or their representative(s)), in each case as set forth on Exhibit A hereto.

2.       Company Assistance. The Company agrees to (i) assist the Depositary in the establishment of procedures to enable the acceptance of the deposit of the Restricted Shares, the issuance of the Restricted ADSs, the issuance and delivery of the Restricted ADR(s), the transfer of the Restricted ADR(s) and the Restricted ADSs evidenced thereby, the withdrawal of the Restricted Shares and the exchange of Restricted ADSs for Sale ADSs, (ii) take all commercially reasonable steps necessary and satisfactory to the Depositary to ensure that the acceptance of the deposit of the Restricted Shares, the issuance of Restricted ADSs, the issuance and delivery of the Restricted ADR(s), the transfer of Restricted ADR(s) and the Restricted ADSs evidenced thereby, the exchange of Restricted ADSs for Sale ADSs, and the withdrawal of Restricted Shares, in each case upon the terms and conditions set forth in the Deposit Agreement, as supplemented by this letter agreement, do not materially prejudice the rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws, and (iii) cause each of the Selling Stockholders to make the representations and acknowledgments contemplated herein. In furtherance of the foregoing, the Company shall (x) cause its U.S. counsel to deliver a legal opinion satisfactory to the Depositary addressing the following points: (1) the F-3 Registration Statement has been declared effective under the Securities Act and such F-3 Registration Statement appeared on its face to be appropriately responsive in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder as interpreted by the Commission, and, to its knowledge, no stop order suspending the effectiveness of the F-3 Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act (or, with respect to any reports incorporated therein by reference, under the Exchange Act), and (2) the Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, (y) cause its Indian counsel to deliver an opinion to the Depositary addressing the following points, that (1) this letter agreement has been duly executed and delivered for and on behalf of the Company by an officer of the Company duly elected or appointed and thereunto duly authorized and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms in India, except as may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and general principles of equity, (2) all requisite permissions, consents, approvals, authorizations and orders (if any) have been obtained and all requisite filings (if any) have been made in India to enable the Company to enter into this letter agreement and for the Company, the Depositary and the Selling Stockholder to engage in the transactions contemplated herein, (3) neither this letter agreement nor any other document or instrument delivered by the Company to the Depositary needs to be recorded or filed with any agency or authority under Indian law, nor does any stamp or similar tax need to be paid under Indian law to ensure the legality, validity, enforceability or admissibility into evidence of this letter agreement, (4) none of the terms of this letter agreement violate or conflict with, nor does the execution and delivery of this letter agreement or the consummation of the transactions contemplated therein violate or conflict with, the Articles of Association or Memorandum of Association of the Company or any agreement to which the Company is a party or by which the Company is bound, (5) none of the terms nor the transactions contemplated by this letter agreement violate any law, rule, regulation, order, judgment, administrative decree or regulation of India or to which the Company is otherwise subject, and (6) all of the Shares to be deposited in the American Depositary Receipt facility pursuant to the terms of this letter agreement have been duly authorized and validly issued and are fully paid and nonassessable, and are free of any transfer or voting restrictions, and free of any preemptive rights (other than preemptive rights properly waived by the shareholders of the Company), and (z) require (i) each of the Selling Stockholders to sign a deposit certification substantially in the form of Exhibit B hereto (the “Deposit Certification”) via facsimile (followed by an original) to the Depositary located at 111 Wall Street, 15th Floor, New York, NY 10043, facsimile: (212) 825-2029, Attention: Broker Services, (ii) in the event a Selling Stockholder wishes to surrender the Restricted ADR(s) evidencing the Restricted ADSs to the Depositary for cancellation of such Restricted ADSs and receipt of the corresponding number of Restricted Shares, each such Selling Stockholder to complete and sign a withdrawal certification substantially in the form of Exhibit C hereto (the “Withdrawal Certification”) and to deliver such Withdrawal Certification, accompanied by the Restricted ADR(s) evidencing the Restricted ADSs being surrendered, to the Depositary at the address, and in the manner, set forth on Exhibit C hereto, and (iii) in the event the Selling Stockholder wishes to deliver the Restricted ADR(s) evidencing the Restricted ADSs to the Depositary for the issuance and delivery of Sale ADSs pursuant to the terms of the Sale as contemplated by the F-3 Registration Statement, each such Selling Stockholder to complete and sign an issuance certification substantially in the form of Exhibit D hereto (the “Issuance Certification”) and to deliver such Issuance Certification, accompanied by the Restricted ADR(s) evidencing the Restricted ADSs being surrendered in connection with the issuance and delivery of Sale ADSs, to the Depositary at the address, and in the manner, set forth on Exhibit D hereto.

3.       Limitations on Issuance of Restricted ADSs. The Company hereby instructs the Depositary, and the Depositary agrees upon the terms, and subject to the conditions, set forth in this letter agreement, to issue to the Selling Stockholders (or their representative(s)) and to deliver to the Selling Stockholders (or their representative(s)), in each case identified on Exhibit A hereto, Restricted ADR(s) evidencing the applicable number of Restricted ADSs designated by the Selling Stockholder (not, in the aggregate, exceeding the corresponding number of Restricted Shares being deposited) upon receipt of (i) confirmation of the due deposit with the Custodian of the applicable number of Restricted Shares provided for below, (ii) the opinions of U.S. and Indian counsel identified in Section 2 hereof, (iii) the Deposit Certification set forth in Exhibit B hereto (signed by the Selling Stockholder (or their representative(s)), and (iv) payment by the Selling Stockholder (or their representative(s)) by wire transfer to the Depositary’s account (ABA # 021000089, Citibank New York, Attn.: CitiADR Department, DDA A/C# 3685-9028, RE: SIFY Issuance Fee for Restricted ADR CUSIP # 999993 22 3) of an ADS issuance fee of $0.025 per Restricted ADS issued and taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Shares and the issuance of ADSs (including, without limitation, confirmation that any Indian stock transfer taxes in respect of such deposit (if any) have been paid). The Restricted ADSs issued upon the deposit of Restricted Shares shall be separately identified on the books of the Depositary under Cusip No. 999993 22 3 and the Restricted Shares shall be held separate and distinct from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs. The Restricted Deposited Securities and the Restricted ADSs shall not be eligible for the “Pre-Release Transactions” described in Section 5.10 of the Deposit Agreement. The Restricted ADSs shall not be eligible for inclusion in any book-entry settlement system, including, without limitation, The Depository Trust Company, and shall not in any way be fungible with the other ADSs issued under the terms of the Deposit Agreement that are not Restricted ADSs (except upon the terms and conditions set forth in Sections 7 and 8 hereof). Nothing contained in this letter agreement shall in any way be deemed to obligate the Depositary, or to give authority to the Depositary, to accept any Shares (other than the Restricted Shares described herein) for deposit under the terms hereof.

4.       Stop Transfer Notation and Legend. The books of the Depositary shall identify the Restricted ADSs as "restricted" and shall contain a "stop transfer" notation to that effect. The Restricted ADR(s) shall contain the following legend:

"THIS RESTRICTED DEPOSITARY RECEIPT HAS BEEN ISSUED PURSUANT, AND IS SUBJECT, TO THE TERMS OF THE LETTER AGREEMENT, DATED AS OF MARCH 11, 2005 (THE "LETTER AGREEMENT"), BY AND BETWEEN THE DEPOSITARY AND SIFY LIMITED (THE "COMPANY"). THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT AT ANY TIME BE REOFFERED, RESOLD, REPLEDGED OR OTHERWISE RETRANSFERRED EXCEPT (1)(A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT (E.G., PURSUANT TO RULE 144 OR REGULATION S UNDER THE SECURITIES ACT) OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH RESALE, AND (2) IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. THE DEPOSITARY SHALL NOT AT ANY TIME REGISTER THE TRANSFER OF THIS ADR OR THE ADSs EVIDENCED HEREBY UNLESS IT HAS RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR A WRITTEN CERTIFICATION FROM THE SELLING STOCKHOLDER THAT (X) SUCH SALE WAS MADE IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH RESALE AND (Y) ALL APPLICABLE PROSPECTUS DELIVERY REQUIREMENTS HAVE BEEN SATISFIED. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 OR REGULATION S UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs. THE DEPOSITARY SHALL NOT AT ANY TIME CANCEL THIS RESTRICTED ADR OR THE RESTRICTED ADSs EVIDENCED HEREBY FOR THE PURPOSE OF WITHDRAWAL OF THE SHARES REPRESENTED BY THE RESTRICTED ADSs EVIDENCED HEREBY UNLESS IT SHALL HAVE RECEIVED A SIGNED WITHDRAWAL CERTIFICATION (AS DEFINED IN THE LETTER AGREEMENT) AND THE FEES APPLICABLE TO CANCELLATION OF ADSs UNDER THE DEPOSIT AGREEMENT."

5.       Limitations on Transfer of Restricted ADSs. The Restricted ADR(s) and the Restricted ADSs evidenced thereby, shall be transferable by the Holder thereof, in transactions other than those described in Section 8 hereof, upon delivery to the Depositary of (i) all documentation otherwise contemplated by the Deposit Agreement, (ii) an opinion of the applicable Holder’s U.S. counsel reasonably satisfactory to the Depositary stating that, inter alia, the requested transfer is in accordance with the conditions upon which the Restricted ADR is, and the Restricted ADSs evidenced thereby are, transferable by the Holder thereof under applicable securities laws and the transfer restrictions contained in the legend set forth on the Restricted ADR presented for transfer, and (iii) if applicable, all standard fees related to the transfer of a Restricted ADR.

6.       Limitations On Cancellation of Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any Restricted Shares nor cancel any Restricted ADSs upon presentation to it of a Restricted ADR for the purpose of withdrawing the underlying Restricted Shares, unless (x) all of the conditions applicable to the withdrawal of Restricted Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied, and (y) the Depositary shall have received from the person requesting the withdrawal of the Restricted Shares a duly completed and signed Withdrawal Certification.

7.       Fungibility. Except as contemplated in the Deposit Agreement and this letter agreement and except as required by applicable law, the Restricted ADR(s) and the Restricted ADSs evidenced thereby shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADR(s) and ADSs issued and outstanding under the terms of the Deposit Agreement that are not “Restricted ADR(s)” and “Restricted ADSs,” respectively, on terms not less favorable than those afforded to such ADSs and ADR(s). Nothing contained herein shall obligate the Depositary to treat Holders of Restricted ADR(s) on terms more favorable than those accorded to Holders of ADRs under the Deposit Agreement.

8.       Sale.

(a)       Provided a satisfactory legal opinion of U.S. counsel contemplated in Section 2 above covers each Sale, upon the surrender of a Restricted ADR evidencing Restricted ADSs in connection with a Sale, the Depositary shall remove all stop transfer notations from its records in respect of the applicable Restricted ADSs and shall treat such Restricted ADSs on the same terms as the other ADSs outstanding under the terms of the Deposit Agreement (that are not Restricted ADSs) upon its receipt of (x) all documentation contemplated to be delivered to the Depositary in connection with the transfer of ADSs under the terms of the Deposit Agreement, including, without limitation, signature guarantees, (y) an Issuance Certification properly completed and signed by the applicable Selling Stockholder (or its representative(s)) and duly acknowledged by the Company, and (z) a fee of $0.02 per Restricted ADS (or fraction thereof) surrendered for cancellation and for the subsequent issuance of the corresponding Sale ADSs.

(b)       Upon receipt of such documentation, Issuance Certification and fees, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (i) causing the Custodian to transfer the applicable number of Restricted Shares into the account for the Deposited Securities in respect of the ADSs that are not Restricted ADSs, (ii) removing the stop transfer notations on its records in respect of the relevant ADSs previously identified as Restricted ADSs, and (iii) removing the legend from the Restricted ADR(s) identified in Section 4 above. The Depositary will no longer treat the applicable Restricted ADSs as “Restricted ADSs” under the terms of the Deposit Agreement upon the Depositary’s receipt of the documentation set forth in Section 8(a) hereof. Upon receipt of the documentation set forth in (a) above, the Depositary shall remove all stop transfer notations from its records for the designated Restricted ADSs and take the actions contemplated in (b)(i) and (b)(iii) above.

9.       Representations and Warranties. The Company hereby represents and warrants that (a) the Restricted Shares currently held by, and to be deposited by, the Selling Stockholders for the purpose of the issuance of the Restricted ADSs are validly issued, fully paid and non-assessable, and free of any statutory preemptive rights of the holders of outstanding Shares, (b) the Selling Stockholder is not prohibited from depositing the Restricted Shares with the Custodian as a result of any agreement with the Company, and (c) the Restricted Shares being deposited by the Selling Stockholder for the issuance of the Restricted ADSs rank pari passu, in all respects, including, without limitation, as to trading, settlement, distributions, liquidation and preemptive rights, to the issued and outstanding Shares that are on deposit under the Deposit Agreement. Such representations and warranties shall be true and correct as of, and shall survive, the deposit of the Restricted Shares, the issuance of Restricted ADSs, and the issuance and delivery of Restricted ADR(s).

10.       Indemnity. The Company and the Depositary acknowledge and agree that the indemnification provisions under Section 5.8 of the Deposit Agreement shall apply to the actions taken by the Depositary in reliance upon the representations and warranties of the Company set forth herein and the acceptance of Restricted Shares for deposit, the issuance of Restricted ADSs, the issuance and delivery of Restricted ADR(s), the transfer of Restricted ADR(s) and the Restricted ADSs evidenced thereby, the withdrawal of Restricted Shares, the exchange of the Restricted ADSs into Sale ADSs, the removal of the stop transfer notations on its records and the removal of the legend from the Restricted ADR(s) in connection with the Sale, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this letter agreement.

This letter agreement shall be interpreted and all rights hereunder shall be governed by the laws of the State of New York without regards to the principles of conflicts of law thereof.

The Company and the Depositary have caused this letter agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

SIFY LIMITED

By:	/s/ R Ramaraj
	Name:	R Ramaraj
	Title:	CEO & Managing Director
Date:

CITIBANK, N.A.

By:	/s/ Susan A. Lucanto
	Name:	Susan A. Lucanto
	Title:	Vice President
Date:

EXHIBIT LIST

A.	Selling Stockholder(s)

B.	Deposit Certification

C.	Withdrawal Certification

D.	Issuance Certification

EXHIBIT A

to

Letter Agreement, dated as of March 11, 2005

(the "Letter Agreement"), by and between

Sify Limited

and Citibank, N.A.

_____________________

SELLING STOCKHOLDER(S)

_____________________

All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Letter Agreement.

_____________________

Name of Selling Stockholder	Address of Selling Stockholder	Number of Restricted ADSs to be Issued to Selling Stockholder

Venture Tech Assets Limited	15/102 Rochester Row	483,326
	London FW-1P-1JP
	United Kingdom

A-1

EXHIBIT B

to

Letter Agreement, dated as of March 11, 2005

(the "Letter Agreement"), by and between

Sify Limited

and Citibank, N.A.

_____________________

DEPOSIT CERTIFICATION

_____________________

Citibank, N.A., as Depositary

ADR Department

111 Wall Street, 15th Floor

New York, New York 10043

Attn.: Broker Services

Facsimile: 212.825.2029

Sify Limited

Tidel Park, 2nd Floor

No. 4, Canal Bank Road

Taramani, Chennai 600 113 India

Attn.: V Ramasubramanian

Facsimile: +91 44 2254 0771

Re: Sify Limited Restricted ADSs

Reference is hereby made to (i) the Deposit Agreement, dated as of October 18, 1999, as amended by Amendment No. 1 to Deposit Agreement, dated as of January 6, 2000, as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 24, 2002 (the Deposit Agreement, as so amended by Amendment No. 1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the “Deposit Agreement”), by and among Sify Limited (formerly known as “Satyam Infoway Limited”) (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) evidenced by American Depositary Receipts (the “ADRs”) issued thereunder, and (ii) the Letter Agreement, dated as of March 11, 2005 (the “Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Letter Agreement or the Deposit Agreement, as applicable.

1.                  The undersigned Selling Stockholder represents and warrants that (a) the Restricted Shares currently held by, and to be deposited by, the undersigned Selling Stockholder for the purpose of the issuance of the Restricted ADSs are validly issued, fully paid and non-assessable, and free of any statutory preemptive rights of the holders of outstanding Shares, (b) the undersigned Selling Stockholder is not prohibited from depositing the Restricted Shares with the Custodian on account of any regulation, contractual undertaking or any limitation to any undertaking, and (c) the Restricted Shares being deposited by the undersigned Selling Stockholder for the issuance of the Restricted ADSs rank pari passu, in all respects, including, without limitation, as to trading, settlement, distributions, liquidation and preemptive rights, to the issued and outstanding Shares that are on deposit under the Deposit Agreement. Such representations and warranties shall be true and correct as of, and shall survive, the deposit of the Restricted Shares, the issuance of Restricted ADSs, and the issuance and delivery of Restricted ADR(s).

2.       The undersigned Selling Stockholder agrees and acknowledges that, prior to the issuance of the Restricted ADSs, the undersigned Selling Stockholder shall pay to the Depositary (by wire transfer to the Depositary’s account (ABA # 021000089, Citibank New York, Attn.: CitiADR Department, DDA A/C# 3685-9028, RE: SIFY Issuance Fee for Restricted ADR CUSIP # 999993 22 3) all applicable fees of the Depositary (as set forth on Exhibit B to the Deposit Agreement), including, without limitation, an issuance fee of $0.025 per Restricted ADS issued, payable in connection with the issuance and delivery of the Restricted ADSs.

3.       The undersigned Selling Stockholder further agrees and acknowledges that the Company and the Depositary will rely upon the truth and accuracy of the foregoing certifications and agrees that if any of the certifications made herein are no longer accurate, it shall promptly notify the Depositary.

4.       The undersigned Selling Stockholder further agrees and acknowledges that the Depositary shall have no obligation, and shall incur no liability for its failure, to withhold or report any amounts in connection with any applicable Indian or U.S. tax law.

5.       The undersigned Selling Stockholder acknowledges receipt of a copy of the Deposit Agreement and Letter Agreement, respectively, and agrees to be bound by the terms of the Restricted ADR, the Deposit Agreement and Letter Agreement, respectively.

6.       The undersigned Selling Stockholder hereby certifies that it was not, at the time of the purchase of the Restricted ADSs, and will not be, at the time of receipt of such Restricted ADSs, a citizen of the Republic of India residing within the Republic of India.

7.       The undersigned Selling Stockholder hereby requests that the Depositary, following confirmation of receipt by the Custodian of the deposit of

[NUMBER OF RESTRICTED SHARES]

Restricted Shares,

issue a Restricted ADR evidencing

[NUMBER OF RESTRICTED ADSs]
Restricted ADSs (CUSIP No.: 999993 22 3)

in the name of the Selling Stockholder set forth below and deliver such Restricted ADR evidencing the Restricted ADSs so issued to the Selling Stockholder at the following address:

Name of Selling Stockholder:
Street Address:
City, State, and Country:
Nationality:
Social Security or Tax Identification Number:

[NAME OF SELLING STOCKHOLDER]

By:
Name:
Title:
Date:

EXHIBIT C

to

Letter Agreement, dated as of March 11, 2005

(the "Letter Agreement"), by and between

Sify Limited

and

Citibank, N.A.

_____________________

WITHDRAWAL CERTIFICATION

_____________________

[DATE], 2005

Sify Limited

Tidel Park, 2nd Floor

No. 4, Canal Bank Road

Taramani, Chennai 600 113 India

Attn.: V Ramasubramanian

Facsimile: +91 44 2254 0771

By Hand:

Citibank, N.A., as Depositary

c/o Agency & Trust Department

111 Wall Street, 15th Floor / Zone 8

New York, New York 10043

Attn.: Margie Beckman

By Mail:

Citibank, N.A., as Depositary

c/o Agency & Trust Department

111 Wall Street, 15th Floor / Zone 8

New York, New York 10043 (for register, regular mail)/10005 (for over-night mail)

Attn.: Margie Beckman

C-1

Re: Sify Limited Restricted ADSs

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of October 18, 1999, as amended by Amendment No. 1 to Deposit Agreement, dated as of January 6, 2000, as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 24, 2002 (the Deposit Agreement, as so amended by Amendment No. 1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the “Deposit Agreement”), by and among Sify Limited (formerly known as “Satyam Infoway Limited”) (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) evidenced by American Depositary Receipts (the “ADRs”) issued thereunder, and (ii) the Letter Agreement, dated as of March 11, 2005 (the “Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Letter Agreement or the Deposit Agreement, as applicable.

This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of the Restricted ADR(s) evidencing Restricted ADSs to the Depositary.

A.	We certify that either:

(i)	We are the beneficial owner of the Restricted ADSs and we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares (i) to a person other than a U.S. person (as defined in Regulation S under the Securities Act) located outside of the United States (as defined in Regulation S under the Securities Act) in a transaction complying with the requirements of Regulation S under the Securities Act or (ii) pursuant to an effective registration statement under the Securities Act covering such sale or transfer;

OR

(ii)	We are the beneficial owner of the Restricted ADSs or will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (i) to a person other than a U.S. person (as defined in Regulation S under the Securities Act) located outside of the United States (as defined in Regulation S under the Securities Act) in a transaction complying with the requirements of Regulation S under the Securities Act, or (ii) pursuant to an effective registration statement under the Securities Act covering such offer, sale, pledge or transfer, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank in the United States (including any such facility maintained by the Depositary).

B.       We acknowledge that the Company and the Depositary will rely upon the truth and accuracy of the foregoing certifications and agree that if any of the certifications made by us herein are no longer accurate, we shall promptly notify the Depositary.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

Name:
Title:
Date:

C-2

EXHIBIT D

to

Letter Agreement, dated as of March 11, 2005

(the "Letter Agreement"), by and between

Sify Limited

and

Citibank, N.A.

_____________________

ISSUANCE CERTIFICATION

_____________________

[DATE], 2005

Sify Limited

Tidel Park, 2nd Floor

No. 4, Canal Bank Road

Taramani, Chennai 600 113 India

Attn.: V Ramasubramanian

Facsimile: +91 44 2254 0771

By Hand:

Citibank, N.A., as Depositary

c/o Agency & Trust Department

111 Wall Street, 15th Floor / Zone 8

New York, New York 10043

Attn.: Margie Beckman

By Mail:

Citibank, N.A., as Depositary

c/o Agency & Trust Department

111 Wall Street, 15th Floor / Zone 8

New York, New York 10043 (for register, regular mail)/10005 (for over-night mail)

Attn.: Margie Beckman

Re: Sify Limited Restricted ADSs

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of October 18, 1999, as amended by Amendment No. 1 to Deposit Agreement, dated as of January 6, 2000, as further amended by Amendment No. 2 to Deposit Agreement, dated as of September 24, 2002 (the Deposit Agreement, as so amended by Amendment No. 1 to Deposit Agreement and Amendment No. 2 to Deposit Agreement, the “Deposit Agreement”), by and among Sify Limited (formerly known as “Satyam Infoway Limited”) (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) evidenced by American Depositary Receipts (the “ADRs”) issued thereunder, and (ii) the Letter Agreement, dated as of March 11, 2005 (the “Letter Agreement”), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Letter Agreement or the Deposit Agreement, as applicable.

This Issuance Certification is being provided in connection with our request to the Depositary to exchange the Restricted ADR(s) evidencing the Restricted ADSs and enclosed herewith for issuance and delivery of the Sale ADSs to the purchaser identified below.

A.	The undersigned Selling Stockholder hereby certifies that:

1.	the sale of Sale ADSs by me to the purchaser(s) is registered under, and the terms of such sale of Sale ADSs are contemplated and described in, the Registration Statement on Form F-3, filed with the Commission on December 7, 2004, as amended from time to time (Registration No.: 333-121047) (the “F-3 Registration Statement”);

2.	to my knowledge the purchaser of the Sale ADSs was not, at the time of the purchase of such Sale ADSs, and will not be, at the time of the delivery of such Sale ADSs to the purchaser, (i) an Affiliate of the Company or a person acting on behalf of such an Affiliate, nor (ii) a citizen of the Republic of India residing within the Republic of India;

3.	I am a “Selling Stockholder” as provided for, and my contact information and beneficial ownership information are properly identified, in the F-3 Registration Statement, and I am engaging in the sale upon the terms, and in compliance with all conditions, described in the F-3 Registration Statement;

4.	to my knowledge no stop order suspending the effectiveness of the F-3 Registration Statement or any part thereof has been issued (or with respect to any reports incorporated therein by reference, under the Exchange Act) and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission under the Securities Act;

5.	I have made delivery, or will concurrently with the Sale make delivery, to the purchaser(s) of a prospectus in accordance with, and in full compliance with, the applicable requirements under the Securities Act (and the regulations thereunder);

6.	I have not been advised by the Company that the sale by me of the Sale ADSs to the purchaser(s) is restricted by the Company on account of any “black-out” periods as a result of U.S. or Indian regulation or course of practice; and

7.	(a) the Shares represented by the Restricted ADSs currently held by me, and which will be represented by the Sale ADSs upon the issuance thereof to the purchaser(s) are validly issued, fully paid and non-assessable, and free of any preemptive rights, (b) the Shares which will be represented by Sale ADSs upon issuance thereof to the purchaser(s) rank pari passu, in all respects, including, without limitation, as to trading, settlement, distributions, liquidation and preemptive rights, to the issued and outstanding Shares, and (c) I am the legal and beneficial owner of the Restricted ADSs surrendered herewith and of the Shares represented thereby and such Restricted ADSs and the Shares are free and clear of any lien, security interest, option or other charge or encumbrance (other than the restrictions set forth in the Deposit Agreement and the Letter Agreement).

B.       The undersigned Selling Stockholder hereby requests that the Depositary: (i) accept, for the issuance of Sale ADSs, the surrender of

Restricted ADR(s) (Certificate Number(s):
_______________________

evidencing

_______________________

Restricted ADSs (CUSIP No.: 999993 22 3), and

(ii) following (x) confirmation of receipt by the Depositary of the surrender of the Restricted ADR(s) provided for in (i) above, and (y) the Company’s acknowledgements and representations below, issue and deliver “free” the following number of Sale ADSs:

_______________________
(CUSIP No.: 82655M107)

to the purchaser at the following address:

1.       If Sale ADSs are to be issued and delivered by means of book-entry transfer:

Name of DTC Participant:
DTC Participant Account No.:
Account No. for Purchaser at DTC Participant (f/b/o information):
Onward Delivery instructions to Purchaser:
Contact person at DTC Participant:
Daytime Telephone Number of contact person at DTC Participant:

2.       If Sale ADSs are to be issued delivered in the form of a Sale ADR:

Name of Purchaser:
Street Address:
City, State, and Country:
Nationality:
Social Security or Tax Identification Number:

C.       The undersigned Selling Stockholder agrees and acknowledges that, prior to the issuance of the Sale ADSs requested in Section B(ii) above, it shall pay to the Depositary (by wire transfer to the Depositary’s account (ABA # 021000089, Citibank New York, Attn.: CitiADR Department, DDA A/C# 3685-9028, RE: SIFY Issuance Fee for Restricted ADR CUSIP # 999993 22 3) all applicable fees of the Depositary (as set forth on Exhibit B to the Deposit Agreement), including, without limitation, a cancellation and issuance fee of $0.02 per Restricted ADS cancelled and Sale ADS issued, payable in connection with the issuance and delivery of the Sale ADSs.

D.       The undersigned Selling Stockholder further agrees and acknowledges that the Company and the Depositary will rely upon the truth and accuracy of the foregoing certifications and agrees that if any of the certifications made herein are no longer accurate, it shall promptly notify the Depositary.

Very truly yours,

[NAME OF SELLING STOCKHOLDER]

Company Acknowledgement and Representations

In connection with the proposed sale of Sale ADSs by the Selling Stockholder named above, we hereby acknowledge receipt of this Issuance Certification and make the following representations:

1.       the Selling Stockholder is named as a “Selling Stockholder” in the F-3 Registration Statement;

2.       to our knowledge no stop order suspending the effectiveness of the F-3 Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission under the Securities Act (or with respect to any reports incorporated therein by reference, under the Exchange Act);

3.       to our knowledge the purchaser(s) of the Sale ADSs listed in Section B of this Issuance Certification was not, at the time of the purchase of such Sale ADSs, and will not be, at the time of the delivery of such Sale ADSs to the purchaser, (i) an Affiliate of the Company or a person acting on behalf of such an Affiliate, nor (ii) a citizen of the Republic of India residing within the Republic of India, and;

4.       the Selling Stockholder’s sale of the Sale ADSs to the purchaser(s) is not restricted by the Company on account of any applicable “black-out” periods.

SIFY LIMITED

By:
Name:
Title:
Date:

D-4